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                        Supplement dated March 20, 2007

                                      to

                         PROSPECTUS dated May 1, 2006

This Supplement is intended to supplement the prospectus dated May 1, 2006 for the flexible premium variable universal life insurance policy issued by John Hancock Life Insurance Company of New York entitled "Protection VUL".

This Supplement describes the Extended No-Lapse Guarantee optional benefit rider that you may elect for an additional fee when you purchase a new Protection VUL policy.

We will also make this optional benefit available to existing Protection VUL policyowners, provided:

    1. The prior version of the Extended No-Lapse Guarantee optional benefit rider is currently in effect on the existing Protection VUL policy; and

    2. There have been no Face Amount increases to the existing Protection VUL policy, other than a Face Amount increase resulting from a change in the Death Benefit from Option 2 to Option 1.

                                      ***

We amend and restate the "Optional Extended No-Lapse Guarantee Rider" disclosure under the section titled, "Other Policy Benefits, Rights and Limitations" as indicated below.

   Optional Extended No-Lapse Guarantee Rider - You may elect the optional Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policyowner, subject to any applicable state limitations or
   (c) age 121 of the insured person. You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Face Amount. A change in Face Amount of the policy may affect the cost of the rider.

   If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle Investment Accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead

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   apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.

   Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:

       1 ) Extended Cumulative Premium Test.
       This test will be performed as of the beginning of any Policy Month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.

       2 ) Early Funding Extended Cumulative Premium Test.
       This test will be performed as of the beginning of the Policy Month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium.

       The Early Funding Extended Cumulative Premium Test will cease to apply if either of the following occurs:

       . The Early Funding Extended Cumulative Premium Test is not satisfied at the end of Policy Year 10, or
       . We approve a written request you make any time after Policy Year 1 for an increase in the Base Face Amount or in any Supplemental Face Amount.

   The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured person, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:

    a) the addition, termination or change of a Supplementary Benefit rider;
    b) a change of a Death Benefit Option;
    c) a decrease in the Base Face Amount or in any Supplemental Face Amount;

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    d) an increase in the Base Face Amount or in any Supplemental Face Amount
       (in which case, the Early Funding Extended Cumulative Premium test will cease to apply as described above);
    e) a change in the life insured's risk classification.

   We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.

   Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether either of the extended cumulative premium tests described above have been met.

    . If neither of the extended cumulative premium tests have been satisfied, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:

       a) The amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge; or
       b) The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next 3 Policy Months; or
       c) The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the end of Policy Year 10 and the test has not ceased to apply.

       If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any Supplementary Benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

    . If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any Supplementary Benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.

   Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:

       a) the end of the Extended No-Lapse Guarantee Period shown in your policy;

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       b) the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;
       c) the date your policy terminates;
       d) the date we receive written request from you to terminate this rider.

   The rider may be terminated at any time, but cannot be reinstated once terminated.

Protection VUL JHNY Prod Supp (3/07)